ALLONGE TO SECURED PROMISSORY NOTE
                            (Loan No. 000______-001)

     THIS  ALLONGE is made as of the ______ day of March,  1999,  by and between
SCHICK  TECHNOLOGIES,   INC.   ("Borrower")  and  DVI  FINANCIAL  SERVICES  INC.
("Lender").

                                   BACKGROUND

     A. Borrower is duly and justly indebted to Lender under a certain Secured Promissory Note dated January 25, 1999, given by Borrower to Lender in the original principal amount of $5,000,000.00 (the "Note").

     B. At Borrower's request,  Lender has agreed to modify certain terms of the
Note in accordance with the terms of this Allonge.

     NOW, THEREFORE, the parties hereto, intending to legally bound, agree as follows:

     1. Advances. All references in Section 6(b)(i) of the Note to the date "April 30, 1999" shall be deleted and replaced with the date "July 30, 1999."

     2. Effect of Allonge. All terms and conditions of this Allonge not expressly modified hereby shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto. To the extent of any inconsistency between the terms and conditions of this Allonge and the Note, the terms of this Allonge shall prevail.

     3. Governing Law. This Allonge is governed by the laws of the Commonwealth of Pennsylvania (without giving effect to any principles of conflicts of law).

     IN WITNESS WHEREOF, the parties hereto have executed this Allonge as of the date first above written.


SCHICK TECHNOLOGIES, INC.               DVI FINANCIAL SERVICES, INC.

By:___________________________          By:___________________________

Name:_________________________          Name:_________________________

Title:________________________          Title:________________________



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